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                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      SUPPLEMENTAL DATED DECEMBER 4, 1996
                        TO PROSPECTUS DATED MAY 1, 1996

                                PUERTO RICO ONLY
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    Substitute the following provisions, in a Prospectus delivered in Puerto
Rico to a resident of the Commonwealth, for all of the text relating to Federal income taxes appearing under the heading "FEDERAL INCOME TAXES" in the
Prospectus:

THE ACCOUNTS AND JOHN HANCOCK

    The variable annuity Contracts permit John Hancock to charge against each Account any taxes attributable to the operation of the Account. Under present law, no Federal income taxes are payable on the investment income or capital gains of an Account attributable to the variable annuity Contracts offered by this Prospectus. Accordingly, no charge is currently made in an Account for taxes or potential taxes but John Hancock reserves the right to make a charge in the future.

THE ANNUITANT OR OTHER PAYEE

    The Contracts offered by this Prospectus are considered annuity contracts under Section 3022 of the Puerto Rico Income Tax Act of 1954 (the "Act"). Currently no income tax is payable on increases in value of Accumulation Shares of Annuity Units credited to a variable annuity Contract until payments are made to the Annuitant or other payee under such Contract.

    When payments under a Contract are made in the form of an annuity, the amount of each payment is included in gross income to the extent of the lesser of the amounts received during the taxable year or 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are taxable.

    When a payment under a Contract is made in a single sum, the amount of the payment is included in the gross income of the Annuitant or other payee to the extent it exceeds the Annuitant's aggregate premiums or other considerations paid, subject to the possible application of the income averaging provisions of the Act.

CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

    The provisions of the tax laws of Puerto Rico with respect to the various "tax qualified" plans described in the Prospectus under the sub-heading "Contracts Purchased to Fund a Tax Qualified Plan" vary significantly from those under the Internal Revenue Code of 1986. Although John Hancock currently offers variable annuity Contracts in Puerto Rico in connection with "tax qualified" plans, the text of the Prospectus under the sub-heading "Contracts Purchased to Fund a Tax Qualified Plan" is inapplicable to Puerto Rico and should be disregarded. For information regarding "tax qualified" plans in Puerto Rico, a prospective purchaser should consult a qualified tax adviser.

SEE YOUR OWN TAX ADVISER

    The above description of the income tax consequences of owning an individual variable annuity Contract is only a brief summary and is not intended as tax advice. For further information a prospective purchaser should consult a qualified tax adviser.



SD0196.DOC